                                  Exhibit 99.1

                              Financial Statements
                            Central Electric Company

                          Year ended September 30, 2001




                                    Contents

Report of Independent Auditors .......................................       7

Financial Statements

Balance Sheets  ......................................................       8
Statements of Income  ................................................       9
Statements of Cash Flows  ............................................      10
Notes to Financial Statements ........................................   11-17

                         Report of Independent Auditors









                                    REPORT OF

                            CENTRAL ELECTRIC COMPANY
                                AND SUBSIDIARIES

                               SEPTEMBER 30, 2001

  [LOGO] WILLIAMS
         KEEPERS LLC
           105 E. Ash St.  Columbia, MO  65203    (573) 442-6171  (573) 449-5196
  CERTIFIED PUBLIC ACCOUNTANTS & CONSULTANTS

    COLUMBIA
    JEFFERSON CITY
    MEXICO

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Central Electric Company

We have audited the accompanying consolidated balance sheet of Central Electric Company and Subsidiaries as of September 30, 2001, and the related consolidated statement of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Central Electric Company and Subsidiaries as of September 30, 2001, and the results of their operations and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.


/s/ Williams-Keepers, LLC

November 9, 2001

                    CENTRAL ELECTRIC COMPANY AND SUBSDIARIES



                           CONSOLIDATED BALANCE SHEET
                               September 30, 2001

                                      ASSETS

CURRENT ASSETS
     Cash                                                           $    137,682
     Accounts receivable                                               8,421,713
     Contract underbillings on jobs in progress (Note 2)               3,488,427
     Inventories (Note 3)                                              5,223,881
     Prepaid expenses and other current assets                           283,339
     Deferred income tax asset, net (Note 9)                             131,240
                                                                    -------------
                  Total current assets                                17,686,282

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET (Note 4)                     1,902,586

DEFERRED INCOME TAX ASSET, NET (Note 9)                                   24,948

OTHER NON-CURRENT ASSETS, NET (Note 5)                                 2,261,247
                                                                    -------------
                  Total assets                                      $ 21,875,063
                                                                    =============

                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Notes payable (Note 6)                                         $  8,452,038
     Current portion of long-term debt (Note 7)                          128,725
     Accounts payable                                                  3,598,576
     Contract overbillings on jobs in progress (Note 2)                   69,569
     Accrued income taxes                                                 31,365
     Accrued liabilities                                               1,607,123
     Deferred revenues                                                 1,160,721
                                                                    -------------
                  Total current liabilities                           15,048,117

LONG-TERM DEBT (Note 7)                                                1,961,159

ACCRUED PHANTOM STOCK APPRECIATION (Note 8)                                    -
                                                                    -------------
                  Total liabilities                                   17,009,276
                                                                    -------------
MINORITY INTEREST                                                              -
                                                                    -------------

STOCKHOLDERS' EQUITY
     Common stock, $5 par value; 10,000 shares authorized;
       5,000 shares issued; 1,015 shares outstanding                      25,000
     Additional paid-in capital                                           40,075
     Retained earnings                                                 6,676,373
     Treasury stock, 3,985 shares, at cost                           (1,875,661)
                                                                    -------------
                  Total stockholders' equity                           4,865,787
                                                                    -------------
                  Total liabilities and stockholders' equity        $ 21,875,063
                                                                    =============



The notes to consolidated financial statements are an integral part of these statements


                    CENTRAL ELECTRIC COMPANY AND SUBSDIARIES

             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS
                          Year Ended September 30, 2001


NET SALES AND CONTRACT REVENUE                                 48,500,295

COST OF SALES AND CONTRACT REVENUE                             36,378,425
                                                              -----------
           Gross profit                                        12,121,870
                                                              -----------
OPERATING EXPENSES
     Selling, general and administrative expenses               7,109,736
     Parent company management salaries and bonuses             1,283,092
     Board of director's fees                                      93,200
                                                              -----------
           Total operating expenses                             8,486,028
                                                              -----------
           Income from operations                               3,635,842
                                                              -----------
OTHER INCOME (EXPENSE)
     Interest income                                                1,616
     Interest expense                                            (625,859)
     Amortization of goodwill                                    (164,304)
     Amortization of non-compete agreements                      (111,814)
     Other                                                       (158,371)
                                                              -----------
           Net other (expense)                                 (1,058,732)
                                                              -----------
           Income before provision for income taxes
             and minority interest                              2,577,110

PROVISION FOR INCOME TAXES (Note 9)                             1,047,896
                                                              -----------
           Net income before minority interest                  1,529,214

MINORITY INTEREST IN (LOSS) EARNINGS OF SUBSIDIARY                 (2,982)
                                                              -----------
           Net income                                           1,532,196

Retained earnings, beginning of year                            5,144,177
                                                              -----------
Retained earnings, end of year                                $ 6,676,373
                                                              ===========


  The notes to consolidated financial statements are an integral part of these statements

                    CENTRAL ELECTRIC COMPANY AND SUBSDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                          Year Ended September 30, 2001

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                   1,532,196
  Adjustments to reconcile net income to net cash provided by operating activities
      Depreciation and amortization expense                                      588,768
      Accrued phantom stock appreciation expense                                 941,941
      Deferred income tax expense (benefit)                                      484,934
      Loss on abandonment of leasehold improvements                               92,571
      Loss on sale of inventory                                                   62,591
      Gain on sale of equipment                                                   (1,112)
  Change in operating assets and liabilities
      Accounts receivable                                                     (2,974,734)
      Contract underbillings on jobs in progress                              (1,094,806)
      Inventories                                                             (1,298,803)
      Prepaid expenses and other current assets                                  232,494
      Other non-current assets                                                       238
      Accounts payable                                                           624,808
      Contract overbillings on jobs in progress                                 (215,963)
      Accrued income taxes                                                       (99,277)
      Accrued liabilities                                                        502,867
      Deferred revenues                                                          841,640
                                                                             -----------

               Net cash flows provided by operating activities                   220,353
                                                                             -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of equipment and leasehold improvements                           (1,158,386)
  Proceeds from sale of property, plant and equipment and inventory              450,000
                                                                             -----------

               Net cash (used) by investing activities                          (708,386)
                                                                             -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net increase (decrease) in notes payable                                     2,594,038
  Repayment of long-term debt                                                   (238,805)
  Liquidation of phantom stock                                                (2,143,038)
  Change in minority interest                                                    (37,431)
                                                                             -----------

               Net cash provided (used) by financing activities                  174,764
                                                                             -----------

               Net change in cash                                               (313,269)

Cash, beginning of year                                                          450,951
                                                                             -----------

Cash, end of year                                                            $   137,682
                                                                             ===========

SUPPLEMENTAL CASH FLOW DISCLOSURES
  Cash paid for interest                                                     $   605,459
  Cash paid for income taxes                                                     663,287

NON-CASH TRANSACTIONS
  Refinancing of long-term debt to notes payable                               1,382,000
  Purchase of equipment via issuance of long-term debt                                 -

  The notes to consolidated financial statements are an integral part of these statements

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business: Central Electric Company (CEC) and Subsidiaries (collectively, the Company) manufacture electrical switchgear, electrical relay and control panels (greater than 95% of sales); and operate a plumbing and electrical supply business (sold during 2001) with operations located in Fulton, Missouri; Greenbrier, Tennessee and Tulsa, Oklahoma. Sales to General Electric Company represented approximately 30% of Company sales and 25% of Company accounts receivable during fiscal 2001. Other significant manufacturing contracts are typically with utility, industrial, municipal, mining and petroleum organizations throughout the United States. Supply sales are primarily to local retail and wholesale customers. Credit is granted to customers and, in most cases, collateral is not required.

Principles of consolidation: The consolidated financial statements include the accounts of CEC, Central Electric Manufacturing Company (CEMCO), Electrical Power Systems, Inc. (EPSI), CESCO, Inc. (CESCO) and Clark Control Systems, Inc. (Clark). CEC owns 100% of CEMCO, EPSI and Clark outstanding stock and 89% of CESCO outstanding stock.

All significant intercompany balances and transactions have been eliminated in the consolidated financial statements.

Change in reporting entity: The assets of CESCO were sold during 2001 and CESCO paid all obligations and made a liquidating distribution prior to September 30, 2001. Net (loss) for CESCO before consolidation was $(31,717) for 2001.

Management estimates: Management uses estimates and assumptions in preparing these financial statements in accordance with U.S. generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Revenue and cost recognition: CEMCO recognizes revenues of fixed-price contracts using the percentage-of-completion method, measured by the percentage of cost incurred to date as compared to total estimated costs for each contract. That method is used because management considers expended costs to be the best available measure of progress on the contracts. Contract costs include all direct labor and benefits, materials unique to or installed in the project, and allocations of indirect manufacturing costs. Provisions for estimated losses on jobs in progress are made in the period in which such losses are determined. Changes in job performance and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, contract penalty provisions, claims, change orders, and settlements are accounted for as changes in estimates in the current period. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term. Contract underbillings on jobs in progress represent costs and estimated earnings in excess of related billings and are classified as current assets. Contract overbillings on jobs in progress represent amounts billed in excess of costs and estimated earnings and are classified as current liabilities.

EPSI and Clark recognize revenue of fixed-price contracts using the completed contract method. This method is used because the typical contract is completed within three months. A contract is considered complete when all costs have been incurred and the item is determined ready for shipment. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Deferred revenues represent progress billings on jobs in progress at year end and are classified as a current liability.

  The notes to consolidated financial statements are an integral part of these statements

Backlog for signed contracts in existence as of September 30, 2001, was unaudited and amounted to approximately $34 million.

Inventories: Inventories include stock material, EPSI and Clark jobs in progress, CEMCO jobs with material only, and CEMCO jobs with less than 35% of total estimated labor. These inventories consist of material, labor and overhead and are stated at the lower of cost (using first-in, first-out method) or market value.

Equipment and leasehold improvements: Equipment and leasehold improvements are carried at cost. Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the respective assets, which range from 3 to 15 years. Leasehold improvements are amortized on the straight-line method over the shorter of the lease term or the estimated useful life of the asset.

Goodwill: Goodwill represents the cost of assets acquired in excess of the fair value of the assets purchased. Amortization is calculated using the straight-line method over 15 or 40 years, as applicable.

Non-compete agreements: Non-compete agreements represent the fair value associated with covenants not to compete obtained in connection with assets acquired. Amortization is calculated using the straight-line method over 5 or 15 years, as applicable.

Income taxes: The Company files a consolidated income tax return and accounts for income taxes using a combined federal and state tax rate of approximately 40%. The Company accounts for income taxes utilizing the liability method. Therefore, deferred taxes are determined based on the estimated future tax effects of differences between the financial statements and tax bases of assets and liabilities given the enacted tax laws.

Shipping and handling fees and costs: Fees billed to customers related to shipping and handling are included in Net Sales and Contract Revenue and the costs incurred by the Company for shipping and handling are included in Cost of Sales and Contract Revenue on the consolidated statements of income and retained earnings.

2.   CONTRACTS IN PROGRESS

Contract underbillings (overbillings) on jobs in progress as of September 30, 2001,consist of the following:

     Costs incurred on contracts in progress                                                               $  5,313,206
     Estimated profits                                                                                          700,916
                                                                                                           ------------
                  Revenue earned                                                                              6,014,122
     Less progress billings to date                                                                           2,595,264
                                                                                                           ------------
                  Net underbillings on jobs in progress                                                    $  3,418,858
                                                                                                           ============
     Contract underbillings on jobs in progress                                                            $  3,488,427
     Contract overbillings on jobs in progress                                                                 (69,569)
                                                                                                           ------------
                  Net underbillings on jobs in progress                                                    $  3,418,858
                                                                                                           ============

  The notes to consolidated financial statements are an integral part of these statements

3.   INVENTORIES

Inventories consist of the following at September 30, 2001:

     Inventory held in stock                                                                                $   933,833
     Costs incurred on EPSI and Clark jobs in progress                                                        2,267,033
     CEMCO jobs with material only                                                                              324,459
     CEMCO jobs with less than 35% of total estimated direct labor                                            1,698,556
                                                                                                            ------------

                   Total inventories                                                                       $  5,223,881
                                                                                                           =============


4.  EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Equipment and leasehold improvements consist of the following at September 30, 2001:

     Automobiles and trucks                                                                                 $   126,721
     Machinery and equipment                                                                                  2,252,110
     Office and computer equipment                                                                              802,485
     Furniture and fixtures                                                                                     280,093
     Leasehold improvements                                                                                   1,398,415
                                                                                                           -------------

                   Total equipment and leasehold improvements                                                 4,859,824
     Less accumulated depreciation                                                                            2,957,238
                                                                                                           -------------

                   Equipment and leasehold improvements, net                                               $  1,902,586
                                                                                                           =============


5.   OTHER NON-CURRENT ASSETS

Other non-current assets consist of the following at September 30, 2001:

     Goodwill, net of amortization of $902,619                                                             $  1,667,517
     Non-compete agreements, net of amortization of $492,338                                                    589,730
     Other non-current assets                                                                                     4,000
                                                                                                           -------------

                   Total other non-current assets, net                                                     $  2,261,247
                                                                                                           =============

             The notes to consolidated financial statements are an
                       integral part of these statements

6.   NOTES PAYABLE

     Line of credit of $7,000,000 subject to a borrowing base computation. The line of credit bears variable interest at the prime rate (6.5% at
       September 30, 2001) with interest payments due monthly. The line of credit is secured by the Company's assets and stock, as defined in the
       Borrower Security Agreement in the Stock Pledge Agreement. The line of credit is guaranteed by the Company, CEMCO, EPSI, Clark, and the
       Company's primary stockholders and their spouses. The line of credit agreement contains covenants that, among other things, require the Company to maintain certain cash flow levels and financial ratios, as defined. As of September 30, 2001, the Company was in compliance with
       such covenants.                                                                                     $  6,309,000

     Demand note bearing a variable interest rate at the prime rate (6.50% at
       September 30, 2001) with interest payments due monthly.  The note is
       secured with the same Agreement listed above.                                                          2,143,038
                                                                                                           -------------

                   Total notes payable                                                                     $  8,452,038
                                                                                                           =============


7.   LONG-TERM DEBT

     Long-term debt consists of the following at September 30, 2001:

     Term notes payable to former stockholder, principal and interest due quarterly with final payment due April 2013, bearing interest at 10%,
       secured by treasury stock purchased                                                                 $  1,474,969

     Non-compete payable to former stockholder, payments of $25,991 due semi-annually with final payment due January 2013, non-interest

       bearing, secured by treasury stock purchased                                                             597,789

     Various other term notes payable maturing through fiscal 2002                                               17,126
                                                                                                           -------------

                   Total long-term debt                                                                       2,089,884

     Less current portion of long-term debt                                                                   (128,725)
                                                                                                           -------------

                   Long-term debt                                                                          $  1,961,159
                                                                                                           =============

             The notes to consolidated financial statements are an
                       integral part of these statements

Maturities of long term debt for fiscal years ending September 30 reflect the extension of these payment terms and are as follows:


     2002                                               $   128,725
     2003                                                   132,324
     2004                                                   136,629
     2005                                                   145,315
     2006                                                   154,881
     Thereafter                                           1,392,010
                                                        -----------
                  Total long-term debt                  $ 2,089,884
                                                        ===========

8.   ACCRUED PHANTOM STOCK APPRECIATION

The Company sponsored an employee phantom stock appreciation plan (the Plan) to provide long-term incentives for officers and key employees. The Plan provided that stockholders have the right to redeem vested phantom shares at their net appreciation value, as defined by the plan agreements. The Company treated appreciation of the phantom stock value as compensation expense in the period in which the appreciation occurred, although it is not deductible for tax purposes until it is actually paid out. The Company recorded phantom stock compensation expense of $941,941 during the year ended September 30, 2001. These expenses have resulted in an accrued phantom stock appreciation balance of $0 as of September 30, 2001.

Plan Participants may have redeemed or "locked-in" the value of up to 50% of vested shares anytime from the date of vesting to the earlier of normal retirement, death or total disability, at which point in time participants must sell any remaining phantom stock shares. Participants vest differently based on terms defined by the plan agreements. All participants become fully vested after continuous and uninterrupted employment for five years after the date shares were granted.

Under a letter of intent to sell 100% of the Company's common stock to AZZ, Inc. (see Note 12), the phantom stock was redeemed for $2,143,038 by September 30, 2001. Due to the sale, the vesting was accelerated to 100% for all participants.

9.   INCOME TAXES

The provision for income taxes for the years ended September 30, 2001, consists of the following:

     Current provision                                              $   562,962
     Deferred expense (benefit)                                         484,934
                                                                    -----------
                  Total provision for income taxes                  $ 1,047,896
                                                                    ===========

The tax effects of significant temporary differences representing deferred tax assets and liabilities as of September 30, 2001 are as follows:


     Deferred income tax assets
         Accrued liabilities                                        $   136,396
         Non-compete agreements                                          79,000
                                                                    -----------
                  Total deferred income tax assets                      215,396
                                                                    -----------
     Deferred income tax liabilities
        Equipment and leasehold improvements                            (54,052)
        Other                                                            (5,156)
                                                                    -----------
                  Total deferred income tax liabilities                 (59,208)
                                                                    -----------
                  Net deferred income tax asset                     $   156,188
                                                                    ===========

Deferred income taxes as of September 30, 2001 are presented in the accompanying financial statements as follows:


     Current deferred income tax asset, net                         $   131,240
     Non-current deferred income tax asset, net                          24,948
                                                                    -----------
                  Net deferred income tax asset                     $   156,188
                                                                    ===========


10.  EMPLOYEE BENEFIT PLANS

The Company sponsors a 401(k) savings plan whereby eligible employees may contribute up to 15% of their pre-tax compensation, through payroll deductions. The principal shareholders of the Company, who are also employees, may contribute up to 7% of their pre-tax compensation. Substantially all full-time employees who have completed six months of service are eligible to participate in the 401(k) plan. The Company contributed an amount equal to 45% of the first 6% contributed by each participant for the year ended September 30, 2001. Employees begin vesting in employer contributions after one year and are fully vested after five years. The Company expensed approximately $177,000 relating to plan contributions in fiscal 2001.

The Company provides its employees a medical benefit plan which is self-insured. The Company's exposure is limited by specific and aggregate stop-loss limits as defined by the insurance contract. The Company expenses insurance claim costs relating to this plan as the costs are incurred.

11.  OPERATING LEASE COMMITMENTS

The Company leases its old EPSI and Clark facilities under separate operating lease agreements and expensed $188,685 in fiscal 2001 relating to these agreements.

Starting September 2001, EPSI leases a new facility under a 10 year lease agreement with a related party owned partially by certain CEC stockholders. The Company expensed $26,119 relating to this lease during fiscal year 2001.

Required future minimum lease payments for fiscal years ending September 30 are as follows:

     2002                                                    $    394,500
     2003                                                         394,500
     2004                                                         394,500
     2005                                                         394,500
     2006                                                         366,375
     Thereafter                                                 1,410,000
                                                             ------------

                  Total future minimum lease payments        $  3,354,375
                                                             ============


The Company also leases its CEC, CEMCO and CESCO (ending February 2001) facilities under terms of annual lease agreements with a related party owned partially by certain CEC stockholders. The Company expensed $242,300 relating to these leases during fiscal 2001.

12.  SUBSEQUENT EVENT

On October 31, 2001, 100% of the Company's common stock was purchased by AZZ, Inc. The impact on these financial statements resulting from the sale include the liquidation of phantom stock prior to year-end and the debt incurred to refinance obligations relating to buyout of a former stockholder and financing of the liquidation of the phantom stock plan.

The Company's existing 401(k) plan was "frozen" as of October 31, 2001 and all eligible participants were allowed to enter AZZ, Inc.'s 401(k) plan effective November 1, 2001.

The Company's existing health care plan will end December 31, 2001 and eligible participants will be allowed to enter AZZ, Inc.'s health care plan effective January 1, 2001.